UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 5, 2005


                                SENTO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                      000-06425             87-0284979
-------------------------------        -----------         -------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                808 East Utah Valley Drive
                    American Fork, Utah                        84003
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip Code)

                                 (801) 492-2000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       ITEM 7.01--REGULATION FD DISCLOSURE

         On April 5, 2005, Sento Corporation issued a press release, a copy of which is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Forward Looking Statements

         Statements in this press release, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this release are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: the Company's stock price has historically been volatile; difficulties encountered in post-acquisition integration and operation of the acquired assets including retaining existing clients of the acquired company; variations in market and economic conditions; the effect on the Company's earnings of the repricing of options; the Company's dependence on its limited number of key clients; reduction in services requested by the Company's clients resulting in lower revenues for the Company; the Company's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions, which could cause actual results to differ from the Company's current expectations, are contained in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB, as amended.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:


   Exhibit
    Number                 Title of Document                     Location
-------------- ------------------------------------------------- ---------------

      99        Miscellaneous
-------------- ------------------------------------------------- ---------------
    99.01      Press Release dated April 5, 2005                 Attached

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SENTO CORPORATION


Date: April 5, 2005                             By  /s/ Anthony Sansone
                                                    -------------------------
                                                    Anthony Sansone,
                                                    Chief Financial Officer

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